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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 19, 2003


                                    ELDERTRUST
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


             Maryland                    001-13807              23-2932973
 -----------------------------      -----------------      ---------------------
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation or                   file                 Identification
         Organization)                    number)                  Number)


                   2711 Centreville Road, Suite 108
                        Wilmington, Delaware                       19808
-----------------------------------------------------------   ------------------
           (Address of Principal Executive Offices)              (Zip Code)


                          (302) 993-1022 (Registrant's
                     telephone number, including area code)



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Item 5.           Other Events and Regulation FD Disclosure.

         On November 20, 2003, ElderTrust and Ventas, Inc. ("Ventas") announced that the two companies entered into a definitive merger agreement (the "Merger Agreement"). Under the terms of the Merger Agreement, which was unanimously approved by the Board of Trustees of ElderTrust and the Board of Directors of Ventas, Ventas will acquire all of the outstanding common shares of ElderTrust (other than shares held by subsidiaries of ElderTrust or Ventas and its affiliates) for $12.50 per share in a cash transaction in which a wholly-owned subsidiary of Ventas will merge with and into ElderTrust (the "Merger"). The Merger will require the approval of holders of 66 2/3% of ElderTrust's outstanding common shares of beneficial interest entitled to vote on the merger.

         The Board of Trustees of ElderTrust also has authorized an Amendment dated November 19, 2003 (the "Amendment"), to the Rights Agreement, dated as of October 13, 1999, between ElderTrust and Wachovia Bank, National Association (as successor by merger to First Union National Bank), as rights agent (the "Rights Agreement"), to eliminate the operation and effects of the Rights Agreement with respect to the execution, delivery and performance of the Merger Agreement, the public announcement thereof, and the consummation of the Merger. A copy of the Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the Rights Agreement is incorporated herein by reference to
Exhibit 99.1 to ElderTrust's Current Report on Form 8-K, filed with the Securities and Exchange Commission dated October 13, 1999.

         Certain statements contained herein constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of ElderTrust and Ventas to be materially different from results expressed or implied by such forward-looking statements. Such factors include, among other things, risks associated with the completion of the merger, risks associated with the unanticipated adverse business developments affecting ElderTrust or Ventas, adverse changes in the real estate markets, and local as well as general economic and competitive factors. There is no assurance that planned events or results will be achieved.

           Proxies may be solicited on behalf of ElderTrust by members of its Board of Trustees and executive officers. Information about such persons can be found in ElderTrust's definitive proxy statement relating to its 2003 Annual Meeting of Shareholders, which is available without charge at the U.S. Securities and Exchange Commission's internet website at http://www.sec.gov.

           A copy of the press release relating to this filing is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This press release does not constitute an offer to sell and is not an offering or a solicitation of an offering in respect of such securities and should not be construed as an offering of any kind or the solicitation of an offer to buy in any state or jurisdiction to any person to whom it is unlawful to make such offer or solicitation.

           A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.







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         (c)      Exhibits          Description
                  --------          -----------

                  Exhibit 2.1 Agreement and Plan of Merger by and among Ventas, Inc., Ventas Sub, LLC and
                                    ElderTrust dated as of November 19, 2003.
                                    (Certain exhibits and schedules have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request).

                  Exhibit 4.1 Form of Rights Agreement between ElderTrust and the Rights Agent. The Rights Agreement includes (i) the form of Articles Supplementary for the Series A Junior Participating Preferred Shares (Exhibit A thereto), (ii) the form of Summary of Rights to Purchase Series A Junior Participating Preferred Shares (Exhibit B thereto) and
                                    (iii) the form of Rights Certificate
                                    (Exhibit C thereto) (incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, filed with the SEC dated October 13, 1999).

                  Exhibit 4.2 Amendment, dated November 19, 2003, to Rights Agreement, dated as of October 13, 1999 between ElderTrust and Wachovia Bank, National Association (as successor by merger to First Union National Bank), as Rights Agent.

                  Exhibit 99.1      Press Release dated November 20, 2003.





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: November 19, 2003             ELDERTRUST

                                    By:  /s/ Michael R. Walker
                                    --------------------------------------------
                                         Michael R. Walker
                                         Acting President, Chief Executive
                                         Officer and Chief Financial Officer













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                                  EXHIBIT INDEX



                  Exhibits          Description
                  --------          -----------

                  Exhibit 2.1 Agreement and Plan of Merger by and among Ventas, Inc., Ventas Sub, LLC and ElderTrust dated as of November 19, 2003. (Certain exhibits and schedules to Exhibit
                                    2.1 have been omitted in accordance with
                                    Item 601(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request).

                  Exhibit 4.2 Amendment, dated November 19, 2003 to Rights Agreement, dated as of October 13, 1999 between ElderTrust and Wachovia Bank, National Association (as successor by merger to First Union National Bank), as Rights Agent.

                  Exhibit 99.1      Press Release dated November 20, 2003.